UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2012

ORIGINOIL, INC.
(Name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization) 5645 West Adams Boulevard Los Angeles, California (Address of principal executive offices)	333-147980 (Commission File Number)	26-0287664 (I.R.S. Employer Identification Number) 90016 (Zip Code)

Registrant’s telephone number, including area code: (323) 939-6645

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Common Stock and Warrant Offering

Item 3.02 Unregistered Sales of Equity Securities.

As previously reported on July 31, 2012 and August 9, 2012, OriginOil, Inc. (the “Company”) commenced a private placement offering of up to 4,615,385 shares of common stock together with up to four series of warrants to purchase up to an aggregate of 18,461,540 shares of common stock. Between August 11, 2012 and October 11, 2012, the Company has sold to accredited investors and non-US persons an aggregate of 398,068 shares of its common stock together with one-year warrants to purchase an aggregate of 328,221 shares of its common stock and three-year warrants to purchase an aggregate of 155,000 shares of its common stock for aggregate gross proceeds of $258,743. Each of the warrants is exercisable at a price per share of $0.65 subject to adjustment for stock splits, dividends, distributions, recapitalizations and the like.

The securities offered will not be and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Except as set forth below, the securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof. The Company issued securities to two non-U.S. persons in an offshore transaction relying on Regulation S.

Warrant Exercises

Item 3.02 Unregistered Sales of Equity Securities.

On August 28, 2012, a holder of warrants to purchase up to 27,000 shares of the Company’s common stock at an exercise price of $0.65 per share delivered a notice of election to exercise the warrants in full on a cashless basis. In accordance with the terms of the warrants, the fair market value of one share of common stock of the Company at the time of exercise was $0.975 resulting in 9,000 shares of common stock that became issuable and the cancellation of 18,000 shares underlying the warrants.

On August 29, 2012, a holder of warrants to purchase up to 12,217 shares of the Company’s common stock at an exercise price of $0.65 per share delivered a notice of election to exercise the warrants in full on a cashless basis. In accordance with the terms of the warrants, the fair market value of one share of common stock of the Company at the time of exercise was $0.9096 resulting in 3,486 shares of common stock that became issuable and the cancellation of 8,731 shares underlying the warrants.

On September 18, 2012, a holder of warrants to purchase up to 19,609 shares of the Company’s common stock at an exercise price of $0.65 per share delivered a notice of election to exercise the warrants in full on a cashless basis. In accordance with the terms of the warrants, the fair market value of one share of common stock of the Company at the time of exercise was $1.10 resulting in 8,038 shares of common stock that became issuable and the cancellation of 11,571 shares underlying the warrants.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Consultant Issuances

Item 3.02 Unregistered Sales of Equity Securities.

On October 10, 2012, the Company agreed to issue up to 92,304 shares of its common stock to a consultant in lieu of cash consideration based on a per share price of $0.65.

On October 10, 2012, the Company agreed to issue warrants to purchase up to 220,000 shares of its common stock exercisable at $0.65 per share to consultants.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Notice to Holders of Convertible Notes

Item 7.01 Regulation FD Disclosure.

On October 12, 2012, the Company notified holders of convertible notes, known in the Company’s filings with the SEC as the “November Notes”, “December Notes” and “January Notes”, in the aggregate principle amount of $1,730,828, of the following amendments: (i) the reduction of the conversion price of principal due under the convertible notes from $2.40 per share, in the case of the November Notes, and $1.75 per share, in the case of the December Notes and January Notes, to $0.875 per share, (ii) providing holders of the convertible notes with the option of converting any accrued and unpaid interest into shares of common stock of the Company on the same terms as the conversion of principal, and (iii) in the case of the November Notes and December Notes, providing that if the entire outstanding principal due under the Note is converted, for each conversion share issuable upon conversion, one additional conversion share shall be issued.

Issuance of Original Issue Discount Convertible Notes

Item 1.01 Entry into a Material Definitive Agreement

On October 11, 2012, the Company issued original issue discount convertible promissory notes (the “Notes”) to accredited investors in an aggregate principal amount of $200,000 for an aggregate purchase price of $150,000 in a private placement.

The Notes provide for a one-time interest charge of 10% of the aggregate principal amount of the Notes and in an event of default, the Notes bear interest at 25% per annum. The Notes may be converted into shares of the Company’s common stock at a conversion price of $0.65 (subject to adjustment for stock splits, dividends, combinations and other similar transactions).

The Notes mature 90 days from the date of issuance. If the Company does not repay the Notes on maturity, then the maturity date shall be automatically extended for up to three further 30 day periods and an extension fee of 25% of the then outstanding principal, interest and other fees shall be added to the principal amount of the Notes at the end of each 30 day period that the Notes are still outstanding.

The Notes provide that if shares issuable upon conversion of the Notes are not timely delivered then the Company shall be subject to a penalty of $2,000 per day until share delivery is made. The Notes include customary default provisions related to payment of principal and interest and bankruptcy or creditor assignment.  In addition, it shall constitute an event of default under the Notes if the Company shall not be DTC eligible or the Company shall be delinquent in its filings with the Securities and Exchange Commission (the “SEC”).  In the event of default under the Notes, the Company shall be required to repay an amount in cash equal to the greater of (i) the outstanding principal amount of the Note plus accrued and unpaid interest divided by the then conversion price of the Notes multiplied by the Company’s lowest trade price at the time of demand or payment, or (ii) 150% of the outstanding principal amount of the Notes plus accrued and unpaid interest and other fees due thereon.

The Company also granted to the purchasers of the Notes piggyback registration rights, under which the Company is required to include all shares issuable upon conversion of the Note in any future registration statement filed by the Company subject to customary exceptions.

The foregoing is qualified in its entirety by the form of Note attached as Exhibit 10.1, which is incorporated herein by reference.

The securities above were offered and sold pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated thereunder since, among other things, the transactions did not involve a public offering and the securities were acquired for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Form of Convertible Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINOIL, INC.

October 12, 2012	By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry
Title: Chief Executive Officer

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